UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2017

INNSUITES HOSPITALITY TRUST

(Exact Name of Registrant as Specified in Charter)

Ohio	001-07062	34-6647590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

InnSuites Hotels Centre, 1625 E. Northern Avenue, Suite 105
Phoenix, AZ	85020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (602) 944-1500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 2.02	Results of Operations and Financial Condition.

On May 4, 2017, InnSuites Hospitality Trust (the “Trust”) announced additional financial information for the fiscal year ended January 31, 2017, and the Room Revenues for the first fiscal quarter ended April 30, 2017 as compared to the first fiscal quarter ended April 30, 2016, in the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 2.02 to this Current Report on Form 8-K, including the exhibit, is being “furnished” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

Information set forth under Item 1.01 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated May 4, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InnSuites Hospitality Trust

By:	/s/ Adam B. Remis
Adam B. Remis
Chief Financial Officer

Date: May 4, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated May 4, 2017.